     EXHIBIT 99.3
First Financial Bankshares, Inc.
Stock Performance
1/28/08

				Period-		Period-	Period-End				Period-	Period-	% Chng.
		Basic	Dividend	End Mkt.	Price x	End Book	Price x	Stock	Shares	Resulting	End Mkt.	End Mkt.	In Mkt.
Year	Net Income	EPS (a)	Per sh. (a)	Price (a)	Earnings	Value (a)	Book Value	Split	Received	Shares (b)	Price (c)	Value	Value
1973	1,080,394	0.09	0.02	0.85	9.3	0.68	1.26	—	—	100	49.00	4,900
1974(1)(2)	1,734,368	0.11	0.03	1.02	9.2	0.78	1.31	3/2	50	150	39.00	5,850	19.4
1975	2,052,072	0.13	0.04	1.16	8.8	0.88	1.31	5/4	37	187	35.50	6,639	13.5
1976	2,316,799	0.15	0.04	1.43	9.7	0.98	1.46	—	—	187	44.00	8,228	23.9
1977	2,553,099	0.16	0.04	1.58	9.8	1.10	1.43	6/5	37	224	40.50	9,072	10.3
1978	3,183,630	0.20	0.05	1.76	8.8	1.26	1.39	—	—	224	45.00	10,080	11.1
1979	3,691,134	0.23	0.05	1.82	7.8	1.45	1.26	6/5	44	268	39.00	10,452	3.7
1980	4,968,970	0.32	0.05	2.20	7.0	1.93	1.14	—	—	268	47.00	12,596	20.5
1981(3)	6,825,952	0.37	0.06	2.62	7.2	1.96	1.34	4/3	89	357	42.00	14,994	19.0
1982(4)	8,214,753	0.41	0.07	2.80	6.8	2.30	1.22	3/2	178	535	30.00	16,050	7.0
1983	7,305,191	0.37	0.09	2.90	7.9	2.58	1.12	—	—	535	31.00	16,585	3.3
1984	6,791,032	0.34	0.11	2.91	8.5	2.81	1.04	6/5	107	642	26.00	16,692	0.6
1985	5,893,665	0.31	0.11	2.63	8.7	3.03	0.87	—	—	642	23.50	15,087	(9.6)
1986	3,809,487	0.21	0.11	2.24	10.6	3.14	0.71	—	—	642	20.00	12,840	(14.9)
1987(5)	5,173,002	0.29	0.11	2.47	8.6	3.32	0.74	11/10	64	706	20.00	14,120	10.0
1988	5,270,361	0.30	0.12	2.59	8.6	3.53	0.73	—	—	706	21.00	14,826	5.0
1989	6,320,023	0.37	0.13	2.77	7.4	3.82	0.73	—	—	706	22.50	15,885	7.1
1990(6)	7,583,431	0.46	0.16	3.52	7.6	4.12	0.85	11/10	70	776	26.00	20,176	27.0
1991	8,645,037	0.53	0.18	4.06	7.7	4.45	0.91	—	—	776	30.00	23,280	15.4
1992	10,989,325	0.67	0.21	7.94	12.0	4.89	1.63	3/2	388	1,164	39.00	45,396	95.0
1993(7)(e)	11,978,547	0.71	0.27	9.27	13.0	5.39	1.72	11/10	116	1,280	41.50	53,137	17.1
1994(8)	13,112,230	0.73	0.31	7.46	10.2	5.81	1.29	5/4	320	1,600	26.75	42,800	(19.5)
1995(9)	16,355,542	0.91	0.34	9.35	10.3	6.40	1.46	—	—	1,600	33.50	53,598	25.2
1996(10)(11)	18,122,251	0.95	0.38	13.97	14.7	6.82	2.05	5/4	400	2,000	40.00	80,000	49.3
1997(12)(13)	20,063,105	1.02	0.42	18.71	18.4	7.48	2.50	5/4	500	2,500	42.88	107,200	34.0
1998 (14)	23,253,939	1.13	0.48	16.80	15.0	8.18	2.06	11/10	250	2,750	35.00	96,250	(10.2)
1999	25,690,541	1.24	0.54	14.76	11.9	8.60	1.72	—	—	2,750	30.75	84,563	(12.1)
2000	28,316,047	1.37	0.62	15.09	11.0	9.56	1.58	—	—	2,750	31.44	86,460	2.2
2001(15)	29,354,505	1.43	0.70	18.06	12.6	10.40	1.74	5/4	688	3,438	30.10	103,484	19.7
2002(16)	33,952,550	1.65	0.81	22.80	13.8	11.59	1.97	—	—	3,438	38.00	130,644	26.2
2003	35,304,800	1.71	0.91	30.84	18.0	12.19	2.53	5/4	859	4,297	41.12	176,693	35.3
2004(17)(18)	39,171,239	1.90	1.00	33.61	17.7	12.84	2.62	—	—	4,297	44.81	192,549	9.0
2005(19)(20)	44,022,980	2.13	1.10	35.06	16.5	13.34	2.63	4/3	1,432	5,729	35.06	200,859	4.3
2006	46,029,216	2.22	1.18	41.86	18.9	14.51	2.88	—	—	5,729	41.86	239,816 (d)	19.4
2007	49,489,605	2.38	1.26	37.65	15.8	16.16	2.33	—	—	5,729	37.65	215,697	(10.1)

(a)	Adjusted for stock dividends and stock splits.

(b)	Shares accumulated based on 100 shares held 12/31/73.

(c)	Actual price before adjustment for stock dividends and stock splits.

(d)	Annual rate of return at 12/31/07 on 100 shs. purchased in 1973: 11.77% (without considering dividends)

(e)	Earnings before cumulative income accounting adjustment of $1,254,808.

(1)	Acquired Bank of Commerce in pooling-of-interest in 1974.

(2)	Acquired Hereford State Bank with stock accounted for as a purchase in 1974.

(3)	Acquired First National Bank, Sweetwater in pooling-of-interest in 1981.

(4)	Acquired Eastland National Bank in pooling-of-interest in 1982.

(5)	Acquired American National Bank of Abilene in July 1987.

(6)	Acquired First National Bank in Cleburne in cash purchase in December 1990.

(7)	Acquired Stephenville Bank and Trust Co. in cash purchase in February 1993.

(8)	Acquired Concho Bancshares (Southwest Bank of San Angelo) in pooling-of-interest in March 1994.

(9)	Acquired Citizens State Bank, Roby in cash purchase in July 1995.

(10)	Acquired Citizens Equity Corporation (Citizens National Bank of Weatherford) in cash purchase in January 1996.

(11)	Acquired Weatherford National Bancshares (Weatherford National Bank) in pooling-of-interest in January 1996.

(12)	Acquired assets and assumed liabilities of Texas Commerce Bank-San Angelo in September 1997.

(13)	Acquired Southlake Bancshares (Texas National Bank) in pooling-of-interest in November 1997.

(14)	Acquired Cleburne State Bank in pooling-of-interest in December 1998.

(15)	Acquired City National Bank, Mineral Wells in cash purchase in July 2001.

(16)	Acquired Trent branch of State National Bank of West Texas in cash purchase in October 2002.

(17)	Acquired Liberty National Bank, Granbury in cash purchase in July 2004.

(18)	Acquired First National Bank, Glen Rose in cash purchase in December 2004.

(19)	Acquired Peoples State Bank, Clyde in cash purchase in February 2005.

(20)	Acquired The First National Bank of Bridgeport in cash purchase in December 2005.